Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt
16. DEBT
Short-term borrowings

[a]	Commercial Paper Program
The Company has a U.S. commercial paper program [the “U.S. Program”] and a euro-commercial paper program [the “euro-Program”]. Under the U.S. Program, the Company may issue U.S. commercial paper notes [“the U.S. notes”] up to a maximum aggregate amount of U.S. $2 billion. Under the euro-Program, the Company may issue euro-commercial paper notes [the “euro notes”] up to a maximum aggregate amount of €1 billion or its equivalent in alternative currencies. The U.S. notes and the euro notes are guaranteed by the Company’s existing global credit facility. As at December 31, 2024, $271 million [2023 - $299 million] of U.S. notes were outstanding, with a weighted average interest rate of 4.74% [2023 - 5.57%] and no notes were outstanding under the euro-commercial paper program [2023 - $210 million with a weighted average interest rate of 4.02%]. Maturities on amounts outstanding are less than three months.

[b]	Credit Facilities
On May 10, 2024, the Company extended the maturity date of its $800 million
364-day
syndicated revolving credit facility from June 24, 2024 to June 24, 2025. The facility can be drawn in U.S. dollars or Canadian dollars. The Company had not borrowed any funds under this credit facility as at December 31, 2024 or 2023.
Long-term borrowings

[a]	The Company’s long-term debt, net of unamortized issuance costs, is substantially uncollateralized and consists of the following:

	2024	2023

Senior Notes [i]
$650 million due October 2025 at 4.150%	$649	$648
$300 million due March 2026 at 5.980%	299	298
€600 million due September 2027 at 1.500%	620	662
$400 million due March 2029 at 5.050%	397	—
Cdn$450 million due May 2029 at 4.800%	311	—
$750 million due June 2030 at 2.450%	746	745
Cdn$350 million due January 2031 at 4.950%	242	263
€550 million due March 2032 at 4.375%	566	604
$500 million due March 2033 at 5.500%	496	495
$750 million due June 2024 at 3.625%	—	750
Bank term debt at a weighted average interest rate of 5.06% [2023 – 5.99%], denominated primarily in USD and Chinese Renminbi	506	510
Government loans at a weighted average interest rate of 0.00% [2023 – 0.12%], denominated primarily in Canadian dollar	6	8
Other	4	11
	4,842	4,994
Less due within one year	708	819
	$4,134	$4,175
[i] The Senior Notes are unsecured obligations and do not include any financial covenants. The Company may redeem the notes in whole or in part at any time, and from time to time, at specified redemption prices determined in accordance with the terms of the indenture governing the Senior Notes.

[b]	Future principal repayments on long-term debt are estimated to be as follows:

2025	$709
2026	408
2027	652
2028	305
2029	716
Thereafter	2,072
$4,862

[c]	During 2024, the Company issued the following Senior Notes:

	Settlement Date	Maturity Date

Cdn$450 million at 4.800%	May 30, 2024	May 30, 2029
$400 million at 5.050%	March 14, 2024	March 14, 2029
The Senior Notes were issued for general corporate purposes, including the repayment of $750 million in Senior Notes that matured on June 17, 2024.

[d]
On March 28, 2024, the Company extended the maturity date of its $2.7 billion syndicated revolving credit facility from June 24, 2028, to June 25, 2029. No amounts are outstanding under this credit facility.

[e]	Interest expense, net includes:

	2024	2023

Interest expense
Current	$127	$80
Long-term	182	162
	309	242
Interest income	(98)	(86)
Interest expense, net	$211	$156

[f]	Interest paid in cash was $309 million for the year ended December 31, 2024 [2023 - $242 million].